File No. 33-53746
                                               Filed Pursuant to Rule 497(e)


                                                              August 1, 2017


                    PIONEER INTERNATIONAL EQUITY FUND

         Supplement to the April 1, 2017 Prospectus and Summary Prospectus, as in effect and as may be amended from time to time


Effective August 1, 2017, Amundi Pioneer is making the following changes regarding the fund's expenses.


Pioneer International Equity Fund           Current        New
                                            Expense      Expense
                                             Limit	  Limit
Class A	                                     1.45%        1.25%
Class C	                                     2.35%        2.15%
Class T	                                     1.45%        1.25%
Class Y                                       -           0.90%

Amundi Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to the above amounts. These expense limitations will be in effect through April 1, 2019.



                                                                30416-00-0817
                                    (c) 2017 Amundi Pioneer Distributor, Inc.
                                          Underwriter of Pioneer mutual funds
                                                                  Member SIPC